      Exhibit 99.(a)(2)
      THIS DOCUMENT AND THE OFFER DOCUMENT ARE IMPORTANT AND REQUIRE YOUR IMMEDIATE ATTENTION. IF YOU ARE IN ANY DOUBT ABOUT THE ACTION YOU SHOULD TAKE, YOU SHOULD IMMEDIATELY SEEK YOUR OWN PERSONAL FINANCIAL ADVICE FROM YOUR STOCKBROKER, ATTORNEY, ACCOUNTANT OR OTHER INDEPENDENT FINANCIAL ADVISER.
      CERTAIN TERMS USED HEREIN AND NOT OTHERWISE DEFINED HEREIN SHALL HAVE THE RESPECTIVE MEANINGS ASSIGNED TO THEM IN THE OFFER DOCUMENT.
      IF YOU HAVE SOLD OR OTHERWISE TRANSFERRED ALL YOUR CAT ADSs, PLEASE PASS THE OFFER DOCUMENT AND ALL ACCOMPANYING DOCUMENTS AS SOON AS POSSIBLE TO THE PURCHASER OR TRANSFEREE, OR TO THE BANK, STOCKBROKER OR OTHER AGENT THROUGH WHOM THE SALE OR TRANSFER WAS EFFECTED FOR TRANSMISSION TO THE PURCHASER OR TRANSFEREE. HOWEVER, SUCH DOCUMENTS SHOULD NOT BE FORWARDED OR TRANSMITTED IN OR INTO ANY JURISDICTION WHERE TO DO SO WOULD CONSTITUTE A VIOLATION OF THE RELEVANT LAWS IN SUCH JURISDICTION. IF YOU HOLD ORDINARY SHARES, NOMINAL VALUE £0.10 EACH (“CAT SHARES”), OF CAMBRIDGE ANTIBODY TECHNOLOGY GROUP PLC (“CAT”) YOU MAY NOT USE THIS LETTER OF TRANSMITTAL TO TENDER THEM. CAT SHARES CAN ONLY BE TENDERED BY COMPLETING, SIGNING AND DELIVERING A SEPARATE FORM OF ACCEPTANCE.
LETTER OF TRANSMITTAL
To Tender American Depositary Shares
pursuant to the
Recommended Cash Offer
by
AstraZeneca UK Limited
for
Cambridge Antibody Technology Group plc

         THE OFFER WILL REMAIN OPEN FOR ACCEPTANCE DURING THE INITIAL OFFER PERIOD. THE INITIAL OFFER PERIOD FOR ACCEPTANCES AND WITHDRAWALS WILL EXPIRE AT 3:00 P.M. (LONDON TIME), 10:00 A.M. (NEW YORK CITY TIME), ON JUNE 21, 2006, UNLESS EXTENDED TO A LATER CLOSING DATE. AT THE CONCLUSION OF THE INITIAL OFFER PERIOD, IF ALL CONDITIONS OF THE OFFER HAVE BEEN SATISFIED, FULFILLED OR, WHERE PERMITTED, WAIVED, THE OFFER WILL BE EXTENDED FOR A SUBSEQUENT OFFER PERIOD OF AT LEAST 14 CALENDAR DAYS. HOLDERS OF CAT SECURITIES WILL HAVE THE RIGHT TO WITHDRAW THEIR ACCEPTANCE OF THE OFFER FROM THE DATE OF THIS LETTER UNTIL THE SPECIFIED TIME ON THE LAST DAY OF THE INITIAL OFFER PERIOD, BUT NOT DURING THE SUBSEQUENT OFFER PERIOD.

The Tender Agent is:
THE BANK OF NEW YORK

By Mail: The Bank of New York Tender & Exchange Department P.O. Box 11248 Church Street Station New York, NY 10286-1248	By Hand or Overnight Delivery: The Bank of New York Tender & Exchange Department — 11 West 101 Barclay Street Receive and Deliver Window — Street Level New York, NY 10286

For Notice of Guaranteed Delivery	For Notice of Guaranteed Delivery

Facsimile Transmission for Eligible Institutions: (212) 815-6433	To Confirm Facsimile Transmission Only: (212) 815-6212
      Delivery of this Letter of Transmittal to an address or transmission of Notice of Guaranteed Delivery via a facsimile number, other than as set forth above will not constitute a valid delivery to the Tender Agent. You must sign this Letter of Transmittal in the appropriate space provided below, with signature guarantee if required, and complete the Substitute Form W-9 set forth below.
      The instructions contained within this Letter of Transmittal should be read carefully before this Letter of Transmittal is completed. Certain terms used in this Letter of Transmittal and not otherwise defined herein shall have the respective meanings assigned to them in the Offer Document.
NOTE: SIGNATURES MUST BE PROVIDED BELOW
PLEASE READ THE ACCOMPANYING INSTRUCTIONS CAREFULLY

DESCRIPTION OF CAT ADSs TENDERED

Names(s) and Address(es) of Registered Holder(s) (Please fill in, if blank, exactly as name(s) appear(s) on ADR(s))	CAT ADS(s) Tendered (Please attach additional list if necessary)

Change Address as Necessary	ADR Serial Number(s)*	Total Number of ADSs Represented by ADR(s)*	Number of ADSs Tendered**

Total ADR(s) . . . . . . . . . .

*	Need not be completed for book-entry transfers.

**	Unless otherwise indicated, it will be assumed that all CAT ADSs delivered to the Tender Agent are being tendered. See Instruction 4.

☐	CHECK HERE IF ANY CAT ADRs REPRESENTING CAT ADSs THAT YOU OWN HAVE BEEN LOST, STOLEN OR DESTROYED AND SEE INSTRUCTION 12.
Number of CAT ADSs represented by the lost, stolen or destroyed CAT ADRs:
      TENDERING HOLDERS OF CAT ADSs EVIDENCED BY CAT ADRs WILL RECEIVE PAYMENT IN U.S. DOLLARS INSTEAD OF POUNDS STERLING UNLESS THEY ELECT OTHERWISE HEREIN TO RECEIVE PAYMENT IN POUNDS STERLING. IF YOU WISH TO RECEIVE POUNDS STERLING INSTEAD OF DOLLARS, YOU MUST PLACE AN “X” IN THE BOX ENTITLED “POUNDS STERLING PAYMENT ELECTION”.
      ACCEPTANCE OF THE OFFER IN RESPECT OF CAT SHARES CANNOT BE MADE BY MEANS OF THIS LETTER OF TRANSMITTAL. If you hold CAT Shares that are not represented by CAT ADSs, you can obtain a Form of Acceptance for accepting the Offer in respect of those CAT Shares by contacting Lloyds TSB Registrars, the information agent for the Offer in respect of CAT Shares (the “U.K. Information Agent”), at +44 19 03 276 342.
      Delivery of a properly completed and duly executed Letter of Transmittal, CAT ADRs evidencing CAT ADSs (or book-entry transfer of such CAT ADSs) and any other required documents to the Tender Agent by a holder of CAT ADSs will be deemed (without any further action by the Depositary) to constitute an acceptance of the Offer by such holder with respect to such CAT ADSs subject to the terms and conditions set out in the Offer Document and this Letter of Transmittal.
      This Letter of Transmittal is to be used if CAT ADRs evidencing CAT ADSs are to be forwarded herewith. If delivery of CAT ADSs is to be made by book-entry transfer to an account maintained by the Tender Agent at a Book-Entry Transfer Facility pursuant to the procedures for book-entry transfer set forth in Part C of Appendix I, “Acceptance Forms” of the Offer Document, then either this Letter of Transmittal or an Agent’s Message, as defined in the Offer Document, should be used.
      If you are a holder of CAT ADSs , questions or requests for assistance or requests for copies of the Offer Document, this Letter of Transmittal, the Notice of Guaranteed Delivery and all other tender offer materials (which will be furnished promptly at AstraZeneca’s expense) may be directed to Georgeson Shareholder Communications Ltd., which is acting as the information agent for the Offer in respect of the CAT ADSs (the “U.S. Information Agent”), at its telephone numbers set forth below. Holders of CAT ADSs may also contact their broker, dealer, commercial bank, trust company or other nominee for assistance concerning the Offer. Except as set out in the Offer Document, AstraZeneca will not pay fees or commissions to any broker or dealer or any other person for soliciting tenders of CAT ADSs pursuant to the Offer.
The U.S. Information Agent for the Offer is:
Banks and Brokers Call: (212) 440-9800
Toll Free in the U.S: (866) 767-8962

TENDER OF CAT ADSs

☐	CHECK BOX IF CAT ADSs IN RESPECT OF WHICH THE OFFER IS BEING ACCEPTED ARE BEING DELIVERED BY BOOK-ENTRY TRANSFER MADE TO AN ACCOUNT MAINTAINED BY THE TENDER AGENT WITH A BOOK-ENTRY TRANSFER FACILITY AND COMPLETE THE FOLLOWING (ONLY PARTICIPANTS IN A BOOK-ENTRY TRANSFER FACILITY MAY DELIVER CAT ADSs BY BOOK-ENTRY TRANSFER):
Name of Delivering Institution

Account Number at The Depository Trust Company

Transaction Code Number

      By crediting the CAT ADSs to the Tender Agent’s account at the Book-Entry Transfer Facility’s Automated Tender Offer Program (“ATOP”) and by complying with applicable ATOP procedures with respect to the Offer, including transmitting to the Tender Agent an Agent’s Message, the participant in the Book-Entry Transfer Facility confirms on behalf of itself and the beneficial owners of such CAT ADSs all provisions of this Letter of Transmittal (including all representations and warranties) applicable to it and such beneficial owner as fully as if it had completed the information required herein and executed and transmitted this Letter of Transmittal to the Tender Agent.

☐	CHECK BOX ONLY IF CAT ADSs IN RESPECT OF WHICH THE OFFER IS BEING ACCEPTED ARE BEING DELIVERED PURSUANT TO A NOTICE OF GUARANTEED DELIVERY PREVIOUSLY SENT TO THE TENDER AGENT AND COMPLETE THE FOLLOWING:
Name(s) of Registered Owner(s)

Date of Execution of Notice of Guaranteed Delivery

Name of Institution that Guaranteed Delivery

      If a holder of CAT ADSs wishes to accept the Offer and CAT ADRs evidencing such CAT ADSs are not immediately available or the procedures for book-entry transfer cannot be completed on a timely basis, or if time will not permit all required documents to reach the Tender Agent before the expiration of the Offer, such holder’s acceptance of the Offer may nevertheless be effected using the Guaranteed Delivery Procedure set out under Part C of Appendix I, “Acceptance Forms” of the Offer Document. See Instruction 2 of this Letter of Transmittal. HOWEVER, RECEIPT OF A NOTICE OF GUARANTEED DELIVERY WILL NOT BE TREATED AS A VALID ACCEPTANCE FOR THE PURPOSE OF SATISFYING THE ACCEPTANCE CONDITION.

Ladies and Gentlemen:
      The undersigned acknowledges that he or she has received and reviewed the Offer Document dated May 23, 2006, of AstraZeneca UK Limited, a limited company incorporated under the laws of England and Wales (“AstraZeneca”), and this Letter of Transmittal, which together contain the Offer by AstraZeneca to purchase, upon the terms and subject to the conditions set out in the Offer Document and this Letter of Transmittal, all of the issued and to be issued ordinary shares, nominal value £0.10 each (“CAT Shares”), of Cambridge Antibody Technology Group plc, a public limited company incorporated under the laws of England and Wales (“CAT”), and all of the issued American Depositary Shares (“CAT ADSs”), each representing one CAT Share and evidenced by American Depositary Receipts (“CAT ADRs”). Certain terms used herein and not otherwise defined herein shall have the respective meanings assigned to them in the Offer Document.
      The Offer is made solely by AstraZeneca and neither Goldman Sachs International nor Goldman, Sachs & Co. nor any of their affiliates (“Goldman Sachs”) is making the Offer in the United States.
      The undersigned hereby accepts the Offer with respect to the CAT ADSs evidenced by CAT ADRs (which expression in this Letter of Transmittal shall, except where the context otherwise requires, be deemed to include, without limitation, CAT Shares represented thereby) specified in the box entitled “Description of CAT ADSs Tendered” subject to the terms and conditions set forth in the Offer Document and this Letter of Transmittal, and instructs the Tender Agent to inform AstraZeneca in writing that the Offer has been so accepted.
      The undersigned hereby acknowledges that delivery of this Letter of Transmittal, CAT ADRs evidencing tendered CAT ADSs (or book-entry transfer of such CAT ADSs) and any other required documents to the Tender Agent by a holder of CAT ADSs will be deemed (without any further action by the Tender Agent) to constitute acceptance of the Offer by such holder in respect of such holder’s CAT ADSs, subject to the terms and conditions set out in the Offer Document and this Letter of Transmittal.
      The undersigned understands that acceptance of the Offer by the undersigned pursuant to the procedures described herein and in the instructions hereto, subject to the withdrawal rights described in the Offer Document, will constitute a binding agreement between the undersigned and AstraZeneca upon the terms and subject to the conditions of the Offer. IF ACCEPTANCE HAS BEEN MADE IN RESPECT OF THE CAT ADSs THEN A SEPARATE ACCEPTANCE IN RESPECT OF THE CAT SHARES REPRESENTED BY SUCH CAT ADSs MAY NOT BE MADE.
      The undersigned hereby delivers to the Tender Agent for tender to AstraZeneca the above-described CAT ADSs evidenced by CAT ADRs for which the Offer is being accepted, in accordance with the terms and conditions of the Offer Document and this Letter of Transmittal.
      Upon, and subject to, the terms of the Offer (including, if the Offer is extended, revised or amended, the terms or conditions of any such extension, revision or amendment), and effective at the time that all conditions of the Offer have been satisfied, fulfilled or, where permitted, waived (at which time AstraZeneca will give notice thereof to the Tender Agent), and if the undersigned has not validly withdrawn his or her acceptance, the undersigned hereby sells, assigns and transfers to, or upon the order of, AstraZeneca all right, title and interest in and to all CAT ADSs evidenced by CAT ADRs with respect to which the Offer is being accepted (and any and all CAT ADSs or other securities or rights issuable in respect of such CAT ADSs) and irrevocably constitutes and appoints the Tender Agent the true and lawful agent and attorney-in-fact of the undersigned with respect to such CAT ADSs (and any such other CAT ADSs, securities or rights), with full power of substitution (such power of attorney being deemed to be an irrevocable power coupled with an interest), to (a) deliver CAT ADRs for such CAT ADSs (and any such other CAT ADSs, securities or rights) or accept transfer of ownership of such CAT ADSs (and any such other CAT ADSs, securities or rights) on the account books maintained by the Book-Entry Transfer Facility together, in any such case, with all accompanying evidences of transfer and authenticity to, or upon the order of, AstraZeneca, (b) present such CAT ADRs for such CAT ADSs (and any other such CAT ADSs, securities or rights) for transfer and (c) receive all benefits and otherwise exercise all rights of beneficial ownership of such CAT ADSs (and any such other CAT ADSs, securities or rights), all in accordance with the terms of the Offer.

      The undersigned agrees that the execution of this Letter of Transmittal (together with any signature guarantees) and its delivery to the Tender Agent (or the completion of the book-entry transfer procedures) shall constitute an authority to AstraZeneca, Goldman Sachs or any of their respective directors, authorised representatives and agents as his attorney and/or agent in accordance with the terms of paragraph 18.9 of Part C of Appendix I of the Offer Document.
      By executing this Letter of Transmittal as set forth above, the tendering holder of CAT ADSs evidenced by CAT ADRs agrees that, effective from and after the date hereof or, if later, the date on which all conditions of the Offer are satisfied, fulfilled or, where permitted, waived: (a) AstraZeneca or its agents shall be entitled to direct the exercise of any votes attaching to CAT Shares represented by any CAT ADSs in respect of which the Offer has been accepted or is deemed to have been accepted (the “accepted ADSs”) and any other rights and privileges attaching to such CAT Shares, including any right to requisition a general meeting of CAT or of any class of its securities; and (b) the execution of this Letter of Transmittal by a holder of CAT ADSs (together with any signature guarantees) and its delivery to the Tender Agent shall constitute in respect of accepted ADSs (i) an authority to CAT or its agents from the tendering holder of accepted ADSs to send any notice, circular, warrant, document or other communications that may be required to be sent to him or her as a holder of CAT ADSs to AstraZeneca at its registered office, (ii) an authority to AstraZeneca or its agent to sign any consent to short notice of a general meeting or separate class meeting on behalf of the holder of accepted ADSs and/or to execute a form of proxy in respect of the accepted ADSs appointing any person nominated by AstraZeneca to attend general meetings and separate class meetings of CAT or any adjournment thereof and to exercise the votes attaching to CAT Shares represented by such accepted ADSs on his or her behalf, and (iii) the agreement of the tendering holder of accepted ADSs not to exercise any such rights without the consent of AstraZeneca and the irrevocable undertaking of such tendering holder of accepted ADSs not to appoint a proxy for or to attend any such general meetings or separate class meetings.
      By executing this Letter of Transmittal as set forth above, the tendering holder of CAT ADSs represents and warrants that the tendering holder of accepted ADSs has full power and authority to accept the Offer and to tender, sell, assign and transfer CAT ADSs (and CAT Shares represented by such CAT ADSs) in respect of which the Offer is being accepted or deemed to be accepted (and any and all other CAT ADSs, securities or rights issued or issuable in respect of such CAT ADSs) and, when the same are purchased by AstraZeneca, AstraZeneca will acquire good title thereto, free from all liens, charges, equitable interests, third party rights and interests and encumbrances and together with all rights now or hereafter attaching thereto, including voting rights and the right to receive all dividends and other distributions (if any) declared, made or paid with respect to CAT Shares represented by CAT ADSs. The tendering holder of accepted ADSs will, upon request, execute any additional documents deemed by the Tender Agent or AstraZeneca to be necessary or desirable to complete the sale, assignment and transfer of CAT ADSs evidenced by CAT ADRs in respect of which the Offer is being accepted (and any and all other CAT ADSs, securities or rights).
      By executing this Letter of Transmittal as set forth above, the tendering holder of CAT ADSs irrevocably undertakes, represents and warrants to and agrees with AstraZeneca (so as to bind him or her and his or her personal representatives, heirs, successors and assigns) to the effect that such tendering holder of accepted ADSs: (i) has not received or sent copies or originals of the Offer Document or this Letter of Transmittal or any related offering documents in, into or from any jurisdiction where to do so would constitute a violation of the relevant laws of such jurisdiction; (ii) has not used in connection with the Offer or the execution or delivery of this Letter of Transmittal, directly or indirectly, the mails of, or any means or instrumentality (including, without limitation, e-mail, facsimile transmission, telex and telephone) of interstate or foreign commerce of, or any facilities of a national securities exchange of any jurisdiction where to do so would constitute a violation of the relevant laws of such jurisdiction; (iii) is accepting the Offer from outside any jurisdiction where to do so would constitute a violation of the relevant laws of such jurisdiction; and (iv) is not an agent or fiduciary acting on a non-discretionary basis for a principal, unless such agent or fiduciary is an authorized employee of such principal or such principal has given all instructions with respect to the Offer from outside any jurisdiction where to do so would constitute a violation of the relevant laws of such jurisdiction.

      This Letter of Transmittal relates to the tender of CAT ADSs. For the avoidance of doubt, by delivery of this Letter of Transmittal to the Tender Agent in respect of CAT ADSs, the undersigned agrees not to instruct, and nothing in this Letter of Transmittal shall be interpreted or deemed to be an instruction to The Bank of New York, as depositary under the deposit agreement between CAT and The Bank of New York to accept the Offer for CAT Shares made by AstraZeneca in respect of the CAT Shares represented by such CAT ADSs.
      The undersigned further agrees that by delivery of this Letter of Transmittal to the Tender Agent in respect of CAT ADSs, the undersigned will not, unless such Letter of Transmittal is validly withdrawn, deliver such ADSs to the Tender Agent to request withdrawal of the CAT Shares represented by such CAT ADSs.
      References in this Letter of Transmittal to a holder of CAT ADSs shall include references to the person or persons executing a Letter of Transmittal and, in the event of more than one person executing a Letter of Transmittal, the provisions of this Letter of Transmittal shall apply to them jointly and to each of them.
      All authority herein conferred or agreed to be conferred pursuant to this Letter of Transmittal shall be binding upon the successors, assigns, heirs, executors, administrators, personal representatives and legal representatives of the undersigned and shall not be affected by, and shall survive, the death or incapacity of the undersigned. Except as stated in the Offer Document, this acceptance is irrevocable.
      Unless otherwise indicated herein under “Special Payment Instructions”, the undersigned hereby instructs the Tender Agent to issue, or cause to be issued, the check for the purchase price in the name(s) of the registered holder(s) appearing under “Description of CAT ADSs Tendered”. Similarly, unless otherwise indicated under “Special Delivery Instructions”, the undersigned hereby instructs the Tender Agent to mail, or cause to be mailed, the check for the purchase price and/or return, or cause to be returned, any CAT ADRs evidencing CAT ADSs in respect of which the Offer is not being accepted or which are not purchased (and accompanying documents, as appropriate) to the address(es) of the registered holder(s) appearing under “Description of CAT ADSs Tendered”. In the event that the “Special Payment Instructions” and/or the “Special Delivery Instructions” are completed, the undersigned hereby instructs the Tender Agent to (i) issue and/or mail, or cause to be issued and/or mailed, the check for the purchase price, if any, in the name of, and/or to the address of, the person or persons so indicated, and/or (ii) return, or cause to be returned, any CAT ADRs evidencing CAT ADSs in respect of which the Offer is not being accepted or which are not purchased, if any, to the person at the address so indicated. In the case of a book-entry delivery of CAT ADSs evidenced by CAT ADRs, the undersigned hereby instructs the Tender Agent to credit the account maintained at the Book-Entry Transfer Facility with any CAT ADSs in respect of which the Offer is not being accepted or which are not purchased. The undersigned recognizes that the Depositary will not transfer any CAT ADSs which are not purchased pursuant to the Offer from the name of the registered holder thereof to any other person.
      If the box headed “Pounds Sterling Payment Election” is not checked, the undersigned hereby instructs the Depositary to pay all amounts payable to the undersigned pursuant to the Offer in U.S. dollars, converted by the Tender Agent at the exchange rate obtainable on the spot market in London on the date the cash consideration is received by the Tender Agent for delivery to holders of CAT ADSs and pay such amounts (net of fees and expenses) by check payable in U.S. dollars. The actual amount of U.S. dollars received will depend upon the exchange rate prevailing on the day funds are received by the Tender Agent from AstraZeneca. Holders of CAT ADSs should also be aware that the U.S. dollar/pound sterling exchange rate which is prevailing at the date on which the undersigned executes this Letter of Transmittal and on the date of dispatch of payment may be different from that prevailing on the day funds are received by the Tender Agent from AstraZeneca. In all cases, fluctuations in the U.S. dollar/pounds sterling exchange rate are at the risk of accepting holders of CAT ADSs who do not elect to receive their consideration in pounds sterling.
      SUBJECT TO THE TERMS OF THE OFFER DOCUMENT, THIS LETTER OF TRANSMITTAL SHALL NOT BE CONSIDERED COMPLETE AND VALID, AND PAYMENT OF CONSIDERATION PURSUANT TO THE OFFER SHALL NOT BE MADE, UNTIL CAT ADRs EVIDENCING CAT ADSs IN RESPECT OF WHICH THE OFFER IS BEING ACCEPTED HEREBY AND ALL OTHER REQUIRED DOCUMENTATION HAVE BEEN RECEIVED BY THE TENDER AGENT AS PROVIDED IN THE OFFER DOCUMENT AND THIS LETTER OF TRANSMITTAL.

POUNDS STERLING PAYMENT ELECTION

☐	Check box ONLY if you wish to receive all (but not part) of the amount of cash consideration to be paid by a check in pounds sterling. If you do not check this box you will receive payment by a check in U.S. dollars in an amount equal to the pound sterling amounts payable to you converted by the Tender Agent to U.S. dollars (net of fees and expenses) at the exchange rate obtainable on the spot market in London on the date the cash consideration is received by the Tender Agent for delivery to holders of CAT ADSs.

SPECIAL PAYMENT INSTRUCTIONS
(See Instructions 1, 5, 6 and 7)

☐	Check box and complete ONLY if the check for the purchase price with respect to CAT ADSs purchased is to be issued in the name of someone other than the undersigned, if the ADRs not tendered or not accepted for payment are to be issued in then name of someone other than the undersigned or if the ADRs tendered hereby and delivered by book-entry transfer that are not accepted for payment are not to be returned by credit to an account maintained at DTC other than the account indicated above.
Check one:
Issue
  ☐ Check and  ☐  ADRs (if applicable) to:

Name
Address

(Including Zip Code)

☐	Credit ADSs tendered by book-entry transfer that are not accepted for payment.

(Account Number)

Tax Identification or Social Security Number
(See Substitute Form W-9 included herein)
SPECIAL DELIVERY INSTRUCTIONS
(See Instructions 1, 5, 6 and 7)

☐	Check box and complete ONLY if the check for the purchase price with respect to CAT ADSs purchased and/or CAT ADRs evidencing CAT ADSs in respect of which the Offer is not accepted or which are not purchased are to be mailed to someone other than the undersigned, or to the undersigned at an address other than that shown above.
Mail
  ☐ Check       ☐  ADR certificates
To:

Issue to:

Name
Address

(Including Zip Code)

Tax Identification or Social Security Number
(See Substitute Form W-9 included herein)

SIGN HERE
(Also complete Substitute Form W-9 included herein)
X

Sign Here
X

Sign Here
X

(Signature(s) of All Owner(s))
Dated                             , 2006
(Must be signed by registered holder(s) exactly as name(s) appear(s) on CAT ADRs evidencing CAT ADSs or by person(s) to whom CAT ADRs surrendered have been assigned and transferred, as evidenced by endorsement, stock powers and other documents transmitted herewith. If signature is by any trustee, executor, administrator, guardian, attorney-in-fact, officer of a corporation or others acting in a fiduciary or representative capacity, please set forth the following and see Instruction 5.)

Name(s)

(Please Type or Print)

Capacity (full title)

Address

(Include Zip Code)

Area Code and Telephone Number

Tax Identification or Social Security No.
GUARANTEE OF SIGNATURE(S)
(See Instructions 1 and 5)
X

Authorized Signature

Name (Please Type or Print)

Title

Name of Firm

Address

(Including Zip Code)

Area Code and Telephone Number
Dated                             , 2006

PAYER’S NAME: THE BANK OF NEW YORK, AS DEPOSITARY

SUBSTITUTE FORM W-9	PART 1 — PLEASE PROVIDE YOUR TIN IN THE BOX AT RIGHT AND CERTIFY BY SIGNING AND DATING BELOW	Social Security Number or Employer Identification Number

Department of the Treasury Internal Revenue Service Payer’s Request for Taxpayer Identification Number (TIN)	Part 2 — Certifications. Under penalties of perjury, I certify that: (1) the number shown on this form is my correct Taxpayer Identification Number (or I am waiting for a number to be issued to me) and (2) I am not subject to backup withholding because: (a) I am exempt from backup withholding; (b) I have not been notified by the Internal Revenue Service (the “IRS”) that I am subject to backup withholding as a result of a failure to report all interest or dividends; or (c) the IRS has notified me that I am no longer subject to backup withholding, and (3) I am a U.S. person (including a U.S. resident alien).

	Certification instructions. You must cross out Item (2) above if you have been notified by the IRS that you are temporarily subject to backup withholding because of under-reporting interest or dividends on your tax return. However, if after being notified by the IRS that you were subject to backup withholding you received another notification from the IRS that you are no longer subject to backup withholding, do not cross out such Item (2).	Part 3 Awaiting TIN Part 4 Exempt

Name
Address
(Including Zip Code)

Signature: Date: , 2006

NOTE:	FAILURE TO COMPLETE THIS FORM MAY RESULT IN BACKUP WITHHOLDING OF 28 PERCENT OF ANY PAYMENTS MADE TO YOU PURSUANT TO THE OFFER. PLEASE REVIEW THE ENCLOSED GUIDELINES FOR CERTIFICATION OF TAXPAYER IDENTIFICATION NUMBER ON SUBSTITUTE FORM W-9 FOR ADDITIONAL DETAILS. YOU MUST COMPLETE THE FOLLOWING CERTIFICATE IF YOU CHECKED THE BOX IN PART 3 OF SUBSTITUTE FORM W-9:
CERTIFICATE OF AWAITING TAXPAYER IDENTIFICATION NUMBER
      I certify under penalties of perjury that a taxpayer identification number has not been issued to me, and either (a) I have mailed or delivered an application to receive a taxpayer identification number to the appropriate IRS Center or Social Security Administration Office or (b) I intend to mail or deliver an application in the near future. I understand that, notwithstanding that I have checked the box in Part 3 (and have completed this Certificate of Awaiting TIN), all reportable payments made to me prior to the time I provide the ADS depositary with a properly certified taxpayer identification number will be subject to a 28 percent backup withholding tax.
Signature: ______________________________  Date: _________________________ , 2006

INSTRUCTIONS
FORMING PART OF THE TERMS AND CONDITIONS OF THE OFFER
      1.     Guarantee of Signatures. No signature guarantee is required on this Letter of Transmittal if (a) this Letter of Transmittal is signed by the registered holder(s) of the CAT ADSs evidenced by CAT ADRs in respect of which the Offer is being accepted herewith and such holder(s) have not completed either the box entitled “Special Payment Instructions” or the box entitled “Special Delivery Instructions” on this Letter of Transmittal or (b) the Offer is being accepted in respect of such CAT ADSs for the account of an Eligible Institution. In all other cases, all signatures on this Letter of Transmittal must be guaranteed by a financial institution (including most banks, savings and loan associations and brokerage houses) which is a participant in the Securities Transfer Association Medallion Program, the New York Stock Exchange Medallion Program or the Stock Exchange Medallion Program (an “Eligible Institution”) – see Instruction 5.
      2.     Delivery of Letter of Transmittal and CAT ADSs. This Letter of Transmittal is to be completed either if CAT ADRs evidencing CAT ADSs are to be forwarded herewith or if delivery is to be made by book-entry transfer to an account maintained by the Tender Agent at a Book-Entry Transfer Facility pursuant to the procedures for book-entry transfer set out in Part C of Appendix I, “Acceptance Forms” of the Offer Document. CAT ADRs evidencing CAT ADSs or confirmation of a book-entry transfer of such CAT ADSs into the Tender Agent’s account at a Book-Entry Transfer Facility, as well as a properly completed and duly executed Letter of Transmittal (or a manually signed facsimile thereof), together with any required signature guarantees (or, in the case of a book-entry transfer, an Agent’s Message) and any other documents required by this Letter of Transmittal must be delivered to the Tender Agent at one of its addresses set forth herein.
      Holders of CAT ADSs whose CAT ADRs are not immediately available or who cannot deliver their CAT ADRs and all other required documents to the Tender Agent or complete the procedures for book-entry transfer prior to the expiration of the Offer may tender their CAT ADSs by properly completing and duly executing the Notice of Guaranteed Delivery pursuant to the Guaranteed Delivery Procedures set out in Part C of Appendix I, “Acceptance Forms” of the Offer Document. Pursuant to the Guaranteed Delivery Procedures: (a) such tender must be made by or through an Eligible Institution, (b) a properly completed and duly executed Notice of Guaranteed Delivery substantially in the form provided by AstraZeneca must be received by the Tender Agent prior to the expiration of the Offer and (c) CAT ADRs evidencing the tendered CAT ADSs (or, in the case of CAT ADSs held in book-entry form, timely confirmation of the book-entry transfer of such CAT ADSs into the Tender Agent’s account at a Book-Entry Transfer Facility as described in the Offer Document), together with a properly completed and duly executed Letter of Transmittal (or a manually signed facsimile thereof) with any required signature guarantees (or, in the case of a book-entry transfer, an Agent’s Message) and any other documents required by this Letter of Transmittal, are received by the Tender Agent within three business days after the date of execution of such Notice of Guaranteed Delivery. For these purposes, a “business day” is any day on which NASDAQ is open for business.
      THE METHOD OF DELIVERY OF CAT ADSs EVIDENCED BY CAT ADRs AND ALL OTHER REQUIRED DOCUMENTS IS AT THE OPTION AND RISK OF THE TENDERING HOLDERS OF CAT ADSs. IF DELIVERY IS BY MAIL, REGISTERED MAIL WITH RETURN RECEIPT REQUESTED, PROPERLY INSURED, IS RECOMMENDED. IN ALL CASES, SUFFICIENT TIME SHOULD BE ALLOWED TO ENSURE TIMELY DELIVERY.
      No alternative, conditional or contingent acceptance will be accepted and no fractional CAT ADSs will be purchased. All accepting holders of CAT ADSs, by execution of this Letter of Transmittal (or a manually signed facsimile thereof) (or, in the case of a book-entry transfer, an Agent’s Message), waive any right to receive any notice of the acceptance of their CAT ADSs for payment.
      3.     Inadequate Space. If the space provided herein is inadequate, the serial numbers of the certificates and/or the number of CAT ADSs should be listed on a separate schedule attached hereto.
      4.     Partial Acceptances (Not Applicable to Book-Entry Transfers). If fewer than all the CAT ADSs evidenced by CAT ADRs delivered to the Tender Agent are to be tendered hereby, fill in the number of CAT ADSs that are to be tendered in the box entitled “Number of ADSs Tendered”. In such case, except as otherwise provided in this Letter of Transmittal, a new CAT ADR for the untendered CAT ADSs will be sent to the registered holder, unless otherwise provided in the appropriate box entitled “Special Delivery Instructions” on this Letter of Transmittal, as promptly as practicable following the date on which CAT ADSs are accepted for payment.
      All CAT ADSs delivered to the Tender Agent will be deemed to have been tendered unless otherwise indicated.
      5.     Signatures on Letter of Transmittal, Stock Powers and Endorsements. If this Letter of Transmittal is signed by the registered holder(s) of the CAT ADSs tendered hereby, the signature(s) must correspond with the name(s) as written on the face of the CAT ADRs without any change whatsoever.
      If any of the CAT ADSs evidenced by CAT ADRs tendered hereby are owned of record by two or more owners, all such owners must sign this Letter of Transmittal.
      If any of the tendered CAT ADSs are registered in different names on different CAT ADRs, it will be necessary to complete, sign and submit as many separate Letters of Transmittal as there are different registrations of CAT ADRs.
      If this Letter of Transmittal or any CAT ADRs or stock powers are signed by trustees, executors, administrators, guardians, attorneys-in-fact, officers of corporations or others acting in a fiduciary or representative capacity, such persons should so indicate when signing, and proper evidence satisfactory to AstraZeneca of their authority so to act must be submitted.
      When this Letter of Transmittal is signed by the registered holder(s) of CAT ADSs listed and transmitted hereby, no endorsements of CAT ADRs or separate stock powers are required unless delivery of the cash is to be to a person other than the registered holder(s). Signatures on such CAT ADRs or stock powers must be guaranteed by an Eligible Institution.
      If this Letter of Transmittal is signed by a person other than the registered holder(s) of the CAT ADSs listed, CAT ADRs must be endorsed or accompanied by appropriate stock powers signed exactly as the name(s) of the registered holder(s) appear(s) on CAT ADRs evidencing such CAT ADSs. Signatures on such CAT ADRs or stock powers must be guaranteed by an Eligible Institution.
      6.     Stock Transfer Taxes. AstraZeneca will pay or cause to be paid any stock transfer taxes with respect to the transfer and sale to it or its order of CAT ADSs evidenced by CAT ADRs pursuant to the Offer. If, however, payment of the cash is to be made to any person other than the registered holder(s), or if the tendered CAT ADSs are registered in the name of any person other than the person(s) signing this Letter of Transmittal, the amount of any stock transfer taxes (whether imposed on the registered holder(s) or such person(s) payment on account of the transfer to such person) will be deducted from the purchase price unless satisfactory evidence of the payment of such taxes or exemption therefrom is submitted.
      Except as provided in this Instruction 6, it will not be necessary for transfer tax stamps to be affixed to CAT ADRs listed in this Letter of Transmittal.
      7.     Special Payment and Delivery Instructions. If the check for the purchase price is to be issued in the name of a person other than the signer of this Letter of Transmittal or if the check for the purchase price is to be sent and/or any CAT ADRs evidencing CAT ADSs in respect of which the Offer is not being accepted or which are not purchased are to be returned to a person other than the signer of this Letter of Transmittal or to an address other than that shown on the reverse, the boxes labeled “Special Payment Instructions” and/or “Special Delivery Instructions” on this Letter of Transmittal should be completed.
      8.     Pounds Sterling Payment Election. If the check for the purchase price is to be issued in pounds sterling, please check the box marked “Pounds Sterling Payment Election”. If you do not check such box all pound sterling amounts payable pursuant to the Offer will be converted into U.S. dollars (net of fees and expenses) at the exchange rate obtainable on the spot market in London on the date the cash consideration is received by the Tender Agent from AstraZeneca for delivery to holders of CAT ADSs.

      9.     Waiver of Conditions. AstraZeneca reserves the absolute right in its sole discretion to waive any of the specified conditions of the Offer, in whole or in part, to the extent permitted by applicable law and the rules of the U.K. City Code on Takeovers and Mergers.
      10.     28 Percent U.S. Backup Withholding. In order to avoid backup withholding of U.S. Federal income tax, a holder of CAT ADSs must provide the Tender Agent with his or her correct Taxpayer Identification Number (“TIN”) on Substitute Form W-9 on this Letter of Transmittal and certify, under penalties of perjury, that such number is correct and that he or she is not subject to backup withholding. A holder’s TIN is either its Social Security Number or its Employer Identification Number. See the enclosed Guidelines for Certification of Taxpayer Identification Number on Substitute Form W-9 for additional guidance. If the correct TIN is not provided, a $50 penalty may be imposed by the Internal Revenue Service (“IRS”) and cash payments made with respect to the Offer may be subject to backup withholding at a rate of 28 percent.
      Backup withholding is not an additional U.S. federal income tax. Rather, the U.S. federal income tax liability of persons subject to backup withholding will be reduced by the amount of such tax withheld. If backup withholding results in an overpayment of taxes, a refund may be applied for from the IRS.
      The TIN that is to be provided on Substitute Form W-9 is that of the registered holder(s) of the CAT ADSs or of the last transferee appearing on the transfer attached to, or endorsed on, the CAT ADSs. The TIN for an individual is his or her Social Security Number. Each tendering holder of CAT ADSs generally is required to notify the Tender Agent of his or her correct TIN by completing Substitute Form W-9 contained herein, certifying that the TIN provided on Substitute Form W-9 is correct (or that such holder is awaiting a TIN), and that (1) such holder has not been notified by the IRS that such holder is subject to backup withholding as a result of a failure to report all interest or dividends or (2) the IRS has notified such holder that such holder is no longer subject to backup withholding (see Part 2 of Substitute Form W-9). Notwithstanding that the “TIN Applied For” box is checked (and the Certification is completed), the Tender Agent will withhold 28 percent on any cash payment of the purchase price for the tendered CAT ADSs made prior to the time it is provided with a properly certified TIN.
      Exempt persons (including, among others, corporations) are not subject to backup withholding and should so certify on Substitute Form W-9. A foreign individual or foreign entity may qualify as an exempt person by submitting a statement (on Form W-8BEN), signed under penalties of perjury, certifying such person’s foreign status. Form W-8BEN can be obtained from the Tender Agent. A holder of CAT ADSs should consult his or her tax advisor as to his or her qualification for an exemption from backup withholding and the procedure for obtaining such exemption.
      For additional guidance, see the enclosed Guidelines for Certification of Taxpayer Identification Number on Substitute Form W-9.
      11.     Requests for Assistance or Additional Copies. Questions and requests for assistance or additional copies of the Offer Document, this Letter of Transmittal, the Notice of Guaranteed Delivery or the Guidelines for Certification of Taxpayer Identification Number on Substitute Form W-9 may be directed to the U.S. Information Agent at the addresses and telephone numbers set forth below.
      12.     Lost, Destroyed or Stolen Certificates. If any CAT ADR evidencing CAT ADSs has been lost, destroyed or stolen, the holder thereof should promptly notify the Tender Agent by checking the box immediately following the box entitled “Description of CAT ADSs Tendered” and indicating the number of CAT ADSs evidenced by such lost, destroyed or stolen CAT ADRs. The holder may also call, toll-free in the United States, (800) 507-9357 for assistance. The holder thereof will then be instructed as to the steps that must be taken in order to replace such CAT ADRs. This Letter of Transmittal and related documents cannot be processed until the procedures for replacing lost, destroyed or stolen CAT ADRs have been followed.
      13.     Holders of CAT Shares. Holders of CAT Shares have been sent a Form of Acceptance with the Offer Document and may not tender CAT Shares pursuant to this Letter of Transmittal. If any holder of CAT Shares which are not represented by CAT ADSs needs to obtain a copy of a Form of Acceptance, such holder should contact Lloyds TSB Registrars, the U.K. Information Agent, at +44 19 03 276 342.

May 23, 2006
      Questions and requests for assistance or for additional copies of the Offer Document, the Letter of Transmittal, the Notice of Guaranteed Delivery and other tender offer materials may be directed to the U.S. Information Agent at its telephone number below, and will be furnished promptly free of charge. You may also contact your broker, dealer, commercial bank, trust company or other nominee for assistance concerning the Offer.
Banks and Brokers Call: (212) 440-9800
Toll Free in the U.S.: (866) 767-8962